UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

AMERICAN WELL CORPORATION

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! AMERICAN WELL CORPORATION Special Meeting Vote by December 28, 2026 11:59 PM ET AMERICAN WELL CORPORATION C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 T05457-S52276 You invested in AMERICAN WELL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Special Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on December 29, 2026. Get informed before you vote View the Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to December 15, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* December 29, 2026 9:30 AM, Eastern Time Virtually at: www.virtualshareholdermeeting.com/AMWL2026SM *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Amendment to the Company’s 2020 Equity Incentive Plan to increase the number of shares authorized thereunder. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. T05458-S52276